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                                                                   Exhibit 10.12

                                 PROMISSORY NOTE

$40,000,000                                                   New York, New York
                                                                  March 15, 2000


         FOR VALUE RECEIVED, the undersigned, AES RED OAK URBAN RENEWAL CORPORATION, a New Jersey corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of AES RED OAK, L.L.C., a Delaware limited liability company (the "COMPANY") the principal sum of FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00), on the dates and in the amounts described herein.

         No interest will be charged for the amounts borrowed under this Promissory Note. In no contingency or event, whether by reason of acceleration of the maturity of any indebtedness evidenced hereby or otherwise, shall any interest be deemed to be charged or received by the Company.

         Quarterly payments of principal under this Promissory Note shall be made by Borrower as set forth herein in the amount of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00), commencing on the Commercial Operation Date, and continuing every three (3) months thereafter for a term of twenty-five (25) years, or until the principal balance of this Promissory Note has been paid in full.

         All payments due hereunder shall be made without counterclaim or deduction of any nature to the Company in lawful money of the United States of America. Payments due hereunder may be made by Borrower either by set off, as set forth herein, or in immediately available funds at such place and in such manner as may be specified by the Company. The Company shall have the right, immediately and without further action required by it, to set off against any obligations of the Borrower to the Company hereunder all money owed by the Company in any capacity to the Borrower, whether or not due. The Borrower also shall have the right, immediately and without further action required by it, to set off against any obligations of the Company to the Borrower all money owed by the Borrower in any capacity to the Company, whether or not due. This Promissory Note at any time may be accelerated or prepaid, in whole or in part.

         The obligations of the Borrower under this Promissory Note are secured by, and the holder hereof is entitled to the benefit of, the URC Security Documents, as defined in the Trust Indenture dated as of the date hereof by and among the Company, The Bank of New York, as Collateral Agent, Trustee and Depository Bank (the "Indenture"). Capitalized terms in this Promissory Note that are not specifically defined herein shall have the meanings ascribed to them in the Indenture. The terms of this Promissory Note are intended to comply with the provisions set forth in the Financial Agreement dated December 3, 1999, by and between the Borrower and the Borough of Sayreville, a municipal corporation in the County of Middlesex, State of New Jersey.

         The Borrower promises to pay all of the Company's costs and expenses, including reasonable attorneys' fees and disbursements, incurred in the collection and enforcement of this Promissory Note or any appeal of any judgment rendered hereon.

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         The Borrower hereby expressly waives diligence, presentment, protest, demand, dishonor, nonpayment and notice of every kind to the fullest extent permitted by Applicable Law. No failure or delay by the holder of this Promissory Note to exercise any right or remedy under this Promissory Note or any other document or instrument entered into by Borrower shall operate or be construed as a waiver or modification hereof or thereof.

         This Promissory Note shall be binding upon the successors and assigns of the Borrower and shall inure to the Company and its successors, endorsees and assigns. If any term or provision of this Promissory Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

         THIS PROMISSORY NOTE SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING AGAINST THE COMPANY WITH RESPECT TO THIS PROMISSORY NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS PROMISSORY NOTE, THE COMPANY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS PROMISSORY NOTE BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.


                                   AES RED OAK URBAN RENEWAL CORPORATION


                                   By: /S/ CHARLES B. FALTER
                                       -----------------------------
                                       Name: Charles B. Falter
                                       Title:   President



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